ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

DTI

2.

DTI - IO

3.

DTI - Investment

4.

DTI - Silent Second

5.

DTI - Second Lien

1. DTI

DTI	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.00% or less	21	$3,848,270.00	0.38%	360	0.00	9.197%	620	79.81%
0.01% to 5.00%	3	805,000.00	0.08	360	4.48	9.338	605	89.07
5.01% to 10.00%	12	2,501,040.00	0.24	360	8.08	8.313	624	86.12
10.01% to 15.00%	29	5,468,049.75	0.53	360	13.31	8.662	621	78.77
15.01% to 20.00%	83	12,009,405.96	1.17	360	18.17	9.063	596	79.97
20.01% to 25.00%	188	27,627,402.13	2.70	360	22.98	8.677	602	77.18
25.01% to 30.00%	273	46,898,731.47	4.58	359	27.70	8.701	600	80.00
30.01% to 35.00%	547	89,951,347.75	8.78	360	32.69	8.660	601	80.73
35.01% to 40.00%	751	146,272,092.78	14.28	360	37.70	8.487	608	79.57
40.01% to 45.00%	1,023	210,127,667.10	20.52	360	42.65	8.483	609	80.93
45.01% to 50.00%	1,078	230,151,765.24	22.47	360	47.53	8.513	605	81.80
50.01% to 55.00%	917	196,706,877.05	19.21	360	52.51	8.295	602	81.86
55.01% to 60.00%	249	51,815,411.42	5.06	360	56.62	8.198	604	82.04
Total:	5,174	$1,024,183,060.65	100.00%	360	42.99	8.481%	605	81.00%

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2. DTI - IO

DTI - IO	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01% to 10.00%	1	$640,000.00	0.63%	360	5.49	6.350%	680	80.00%
15.01% to 20.00%	1	207,090.00	0.20	360	18.07	7.350	666	90.00
20.01% to 25.00%	7	1,399,053.00	1.38	360	23.32	7.646	633	74.36
25.01% to 30.00%	9	2,437,946.00	2.41	360	27.31	7.076	650	70.86
30.01% to 35.00%	28	7,479,674.00	7.39	360	32.92	7.635	626	79.79
35.01% to 40.00%	46	15,566,050.00	15.38	360	37.59	7.832	636	78.77
40.01% to 45.00%	70	27,548,865.00	27.22	360	42.37	7.545	644	80.79
45.01% to 50.00%	62	19,694,237.75	19.46	360	47.50	7.499	644	82.22
50.01% to 55.00%	60	20,400,343.00	20.16	360	53.08	7.380	634	81.50
55.01% to 60.00%	15	5,817,831.20	5.75	360	56.32	7.107	629	78.65
Total:	299	$101,191,089.95	100.00%	360	43.99	7.511%	639	80.39%

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3. DTI - Investment

DTI - Investment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.00% or less	1	$55,000.00	0.10%	360	0.00	9.950%	602	68.75%
5.01% to 10.00%	6	765,240.00	1.39	360	8.86	9.766	631	92.53
10.01% to 15.00%	8	1,984,100.00	3.59	360	12.88	9.315	619	77.60
15.01% to 20.00%	13	1,936,220.00	3.51	360	18.44	9.763	605	81.52
20.01% to 25.00%	14	2,624,116.00	4.75	360	22.63	9.262	644	77.23
25.01% to 30.00%	20	4,208,290.00	7.62	360	27.31	9.585	625	83.03
30.01% to 35.00%	30	6,305,321.25	11.42	360	32.27	9.472	631	84.58
35.01% to 40.00%	41	8,294,721.00	15.02	358	37.81	9.196	639	82.23
40.01% to 45.00%	41	7,658,748.31	13.87	360	43.12	9.540	643	87.02
45.01% to 50.00%	48	9,973,334.00	18.06	360	47.44	9.547	626	85.28
50.01% to 55.00%	52	9,223,722.19	16.70	360	52.31	9.056	632	81.76
55.01% to 60.00%	14	2,207,171.00	4.00	360	55.77	9.536	650	84.42
Total:	288	$55,235,983.75	100.00%	360	39.30	9.394%	633	83.48%

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4. DTI - Silent Second

DTI - Silent Second	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.00% or less	2	$278,400.00	0.15%	360	0.00	9.146%	581	80.00%
0.01% to 5.00%	1	440,000.00	0.24	360	4.82	7.450	586	80.00
5.01% to 10.00%	2	940,000.00	0.51	360	6.33	6.717	651	80.00
10.01% to 15.00%	2	200,480.00	0.11	360	14.38	8.599	618	80.00
15.01% to 20.00%	12	1,504,495.46	0.82	359	18.66	8.670	617	80.00
20.01% to 25.00%	25	3,512,360.00	1.92	360	23.50	8.285	618	80.00
25.01% to 30.00%	49	8,022,021.31	4.39	360	27.75	8.219	627	79.01
30.01% to 35.00%	106	16,422,019.66	8.98	360	32.77	8.255	617	79.81
35.01% to 40.00%	124	22,318,482.62	12.21	360	37.62	8.004	629	79.30
40.01% to 45.00%	203	38,238,209.21	20.92	360	42.81	7.943	626	80.11
45.01% to 50.00%	206	40,209,087.89	21.99	360	47.33	7.944	622	79.46
50.01% to 55.00%	188	39,675,700.01	21.70	360	52.73	7.795	619	80.00
55.01% to 60.00%	53	11,057,784.35	6.05	360	56.65	7.645	622	79.78
Total:	973	$182,819,040.51	100.00%	360	43.72	7.948%	623	79.74%

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5. DTI - Second Lien

DTI - Second Lien	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 5.00%	2	$365,000.00	0.73%	360	4.07	11.615%	629	100.00%
5.01% to 10.00%	1	75,000.00	0.15	360	8.12	12.590	589	100.00
10.01% to 15.00%	5	188,700.00	0.38	360	13.24	11.460	639	100.00
15.01% to 20.00%	9	369,722.50	0.74	360	17.61	12.093	622	99.13
20.01% to 25.00%	28	1,157,983.00	2.31	360	23.54	11.651	630	100.00
25.01% to 30.00%	39	1,546,348.60	3.09	360	27.74	12.146	617	99.83
30.01% to 35.00%	112	4,318,491.35	8.62	360	32.92	11.915	624	99.73
35.01% to 40.00%	152	6,671,320.63	13.32	358	37.66	11.944	618	99.91
40.01% to 45.00%	204	9,501,253.23	18.97	359	42.79	11.909	629	99.80
45.01% to 50.00%	232	10,822,468.80	21.61	356	47.49	11.920	621	99.46
50.01% to 55.00%	219	10,807,102.18	21.58	359	52.57	11.917	620	99.69
55.01% to 60.00%	72	4,252,572.40	8.49	360	56.61	12.043	621	99.56
Total:	1,075	$50,075,962.69	100.00%	358	44.01	11.929%	622	99.69%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 16, 2006 10:07

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.